December 30, 2011

as revised April 4, 2012

Summary

Prospectus

Wilmington Small-Cap Strategy Fund

Class A (WMMSX)

Class I (WMSIX)

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information, which contain more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information, and other information about the Fund online at www.wilmingtonfunds.com. You can also get this information at no cost by calling 1.800.836.2211, by sending an email to funds@wilmingtontrust.com, or by asking any financial advisor, bank, or broker-dealer who offers shares of the Fund. The Fund’s Prospectus and Statement of Additional Information, both dated December 30, 2011, as supplemented, are incorporated by reference into this Summary Prospectus.

SUMMARY PROSPECTUS December 30, 2011, as revised April 4, 2012

WILMINGTON SMALL-CAP STRATEGY FUND

Class/Ticker        A WMMSX        I WMSIX

Before you invest, you may want to review the Fund’s Prospectus, which contains information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, both dated December 30, 2011, as supplemented, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the Fund’s Prospectus and other information about the Fund, go to www.wilmingtonfunds.com, email a request to funds@wilmingtontrust.com or call 1-800-836-2211, or ask any financial advisor, bank, or broker-dealer who offers shares of the Fund.

Investment Goal

The Fund’s investment goal is to achieve long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Fund’s Class A Shares and I Shares. “Acquired Fund Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, such as business development companies. Business development company expenses are similar to the expenses paid by any operating company held by the Fund. They are not direct costs paid by Fund shareholders and are not used to calculate the Fund’s net asset value. They have no impact on the costs associated with fund operations. Acquired Fund Fees and Expenses are not included in the Fund’s financial statements, which provide a clearer picture of a fund’s actual operating costs.

Shareholder Fees

(Fees paid directly from your investment)

	Class A	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None
Maximum Deferred Sales Charge (Load)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions)	None	None
Exchange Fee	None	None

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class I
Management Fee	0.55%	0.55%
Distribution and/or Service (12b-1) Fees	0.25%	None
Other Expenses	0.48%	0.48%
Acquired Fund Fees and Expenses	0.06%	0.06%
Total Annual Fund Operating Expenses	1.34%	1.09%
Fee Waivers and/or Expense Reimbursements(1)	(0.78)%	(0.78)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement(2)	0.56%	0.31%

(1)	The Fund’s Advisor, distributor and shareholder services provider have agreed to waive their fees and/or reimburse expenses so that the total annual fund operating expenses paid by the Fund’s Class A Shares and Class I Shares will not exceed 0.50% and 0.25%, respectively, not including the effects of acquired fund fees and expenses, taxes or other extraordinary expenses. This waiver may be amended or withdrawn after August 31, 2013, or with the agreement of the Fund’s Board of Trustees.
(2)	The Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement in this table have been restated to reflect revised Acquired Fund Fees and Expenses. The actual Acquired Fund Fees and Expenses will vary with changes in the allocations of the Fund’s assets.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

SUMMARY PROSPECTUS / December 30, 2011, as revised April 4, 2012	1

WILMINGTON SMALL-CAP STRATEGY FUND

The Example assumes that you invest $10,000 in the Fund’s Class A Shares and Class I Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A
Expenses assuming redemption	$604	$878	$1,173	$2,010
Class I
Expenses assuming redemption	$32	$269	$525	$1,258

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During its most recent fiscal year, the portfolio turnover rate of the Fund’s predecessor fund was 48% of the average value of its portfolio. See the discussion below under “Performance Information” regarding the predecessor fund.

Principal Investment Strategies of the Fund

The Fund invests at least 80% of its assets in a diversified portfolio of U.S. equity (or equity-related) securities of small-cap companies. Small-cap companies are companies that have a market capitalization at the time of purchase less than the largest company in the Russell 2000 Index ($2.97 billion as of May 31, 2011) or less than the largest company expected to be included in the Russell 2000 Index after its next scheduled reconstitution. The Fund expects to invest substantially all of its assets in common stocks of U.S. companies.

The Fund’s Advisor determines the tactical allocation of the Fund’s assets and uses returns-based and holdings-based style analysis tools to assess the tactical weightings. The Fund’s Advisor currently allocates the Fund’s assets between growth and value stocks. Once the Advisor determines the tactical allocations, the sub-advisor builds a portfolio in accordance with the Advisor’s allocation instructions. The sub-advisor uses quantitative models to construct a portfolio for the Fund.

The sub-advisor invests in a representative sample of securities which are included in the Fund’s benchmark index (Russell 2000 Index) or another index of small-capitalization companies, weighted to reflect the Advisor’s growth and value tactical allocations. The return for each of the growth and value portions of the portfolio are intended to correlate closely with the return for the corresponding growth and value components of the applicable benchmark. The sub-advisor will use its proprietary quantitative models to rebalance the portfolio and to make buy and sell decisions on individual securities. There is no assurance that the sub-advisor’s investment performance will equal or approximate that of the benchmark index.

Principal Risks of Investing in the Fund

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund’s returns include:

•

Asset Allocation Risk. The Advisor’s asset allocation decisions among various investments may not anticipate market trends successfully. The Advisor may make less than optimal or poor asset allocation decisions. The Advisor attempts to identify investment allocations that will provide consistent, quality performance for the Fund, but there is no guarantee that the allocation techniques will produce the desired results. It is possible that the Advisor will focus on an investment that performs poorly or underperforms other investments under various market conditions. You could lose money on your investment in the Fund as a result of these allocation decisions.

•	Liquidity Risk. The risk that certain securities may be difficult or impossible to sell at the time at the price that the seller would like.

•	Risks Related to Investing for Growth. Due to their relatively high valuations, growth stocks are typically more volatile than value stocks.

•	Risks Related to Investing for Value. Due to their relatively low valuations, value stocks are typically less volatile than growth stocks and therefore may lag behind growth stocks in an up market.

•	Small-Cap Stock Risk. Smaller companies are usually less stable in price and less liquid than larger, more established companies. Therefore, they generally involve greater risk.

•	Stock Market Risk. The risk posed by the fact that the values of equity securities will rise and fall.

As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency.

Performance Information

The returns presented for the Fund reflect the performance of Wilmington Small-Cap Strategy Fund (the “Predecessor Fund”), a series of WT Mutual Fund. The Fund has adopted

2	December 30, 2011, as revised April 4, 2012 / SUMMARY PROSPECTUS

WILMINGTON SMALL-CAP STRATEGY FUND

the performance of the Predecessor Fund as the result of a reorganization in which the Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund. The Fund and the Predecessor Fund have substantially similar investment goals and strategies.

The bar chart and table immediately following show the variability of the Fund’s returns and are meant to provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year, with respect to its Class I Shares, and by showing how the Fund’s average annual returns for 1, 5 and 10 years or the life of the Fund compare with those of broad measures of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The table shows returns for the Fund’s primary broad-based market index, the Russell 2000 Index, as well as for the S&P Small Cap 600 Index. Updated performance information is available at www.wilmingtonfunds.com. The annual returns in the bar chart are for the Fund’s Class I Shares and do not reflect sales loads. If sales loads were reflected, returns would be lower than those shown.

Annual Total Returns – Class I Shares

Best Quarter 20.15% 6/30/2009 Worst Quarter (26.19)% 12/31/2008

The Fund’s Class I Shares total return for the nine-month period from January 1, 2011 to September 30, 2011 was (17.00)%.

Average Annual Total Returns

(For the periods ended December 31, 2010)

	1 Year	5 Years	10 Years or Life of Fund (Inception 7/1/03)
Class I Shares
Return Before Taxes	26.94%	2.26%	7.07%
Return After Taxes on Distributions	26.56%	0.86%	5.82%
Return After Taxes on Distributions and Sale of Fund Shares	17.63%	1.65%	5.90%
Russell 2000 Index (reflects no deductions for fees, expenses or taxes)	26.85%	4.47%	9.11%
S&P Small Cap 600 Index (reflects no deductions for fees, expenses or taxes)	26.31%	4.64%	9.95%

After-tax performance is presented only for Class I Shares of the Fund. Class A Shares currently do not have any shareholders so no performance information is shown. If active, the returns would be less than the Class I Shares due to applicable fees and sales charges. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan.

Management of the Fund

Investment Advisor

Wilmington Funds Management Corporation (“WFMC”)

Investment Sub-Advisor

Wilmington Trust Investment Advisors, Inc. (“WTIA”)

Portfolio Managers	Title	Service Date (with the Fund)
Andrew H. Hopkins, CFA	Vice President and Director of Equity Management at WFMC	2011
Edward S. Forrester, III, CFA	Assistant Vice President and Portfolio Manager/Research Analyst at WTIA	2011
Rex Macey, CFA, CIMA, CFP	Senior Vice President, Chief Investment Officer and Director of Investment Research at WTIA	2011
Allen E. Choinski, CFA	Assistant Vice President and Portfolio Manager/Research Analyst at WTIA	2011

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WILMINGTON SMALL-CAP STRATEGY FUND

Purchase and Sale of Fund Shares

Requests to purchase or redeem Fund Shares are processed on each day that the NYSE is open for business. You may purchase or redeem Shares by contacting the Fund at 1-800-836-2211. If you invest through a financial intermediary, please contact that intermediary regarding purchase and redemption procedures.

Minimum Initial Investment Amount (Class A):*	$1,000
Minimum Initial Investment Amount (Class I):*	$1,000,000
Minimum Subsequent Investment Amount:	$25

*	Other restrictions may apply. See “Purchasing Shares” in the Prospectus for further information.

The minimum initial and subsequent investment amounts may be waived or lowered from time to time.

Tax Information

The distributions you receive from the Fund are taxable and will generally be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Your withdrawals from a retirement fund may be subject to federal income tax.

Additional Payments to Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies (such as the Advisor) may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.

Ask your sales person or visit your financial intermediary’s website for more information.

WT SCS 4.4.12

4	December 30, 2011, as revised April 4, 2012 / SUMMARY PROSPECTUS